UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 9, 2021

National Research Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	001-35929	47-0634000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1245 Q Street, Lincoln, Nebraska	68508
(Address of principal executive offices)	(Zip Code)

(402) 475-2525
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$.001 Par Value Common Stock	NRC	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On April 9, 2021, National Research Corporation, a Wisconsin corporation (the “Company”) announced that its Board of Directors declared a quarterly cash dividend of $0.12 (twelve cents) per share of Common Stock, par value $.001 per share, payable Tuesday, April 27, 2021, to shareholders of record as of the close of business on Monday, April 19, 2021. A copy of the press release issued by the Company announcing the dividend is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Company also announced that it expects to hold its 2021 annual meeting of stockholders (the “2021 Annual Meeting”) on June 22, 2021, and that it plans to file its definitive proxy statement for the 2021 Annual Meeting by May 26, 2021. Stockholders of record at the close of business on May 5, 2021, will be entitled to receive notice of, and vote at, the 2021 Annual Meeting.

The date of the 2021 Annual Meeting represents a change of more than 30 days from the anniversary date of the Company’s 2020 annual meeting of stockholders (the “2020 Annual Meeting”). As a result, the deadlines for stockholder proposals set forth in our definitive proxy statement for the 2020 Annual Meeting are no longer effective. Stockholder proposals intended for inclusion in the Company’s definitive proxy statement for the 2021 Annual Meeting pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934 (the “Exchange Act”) must be received by April 19, 2021 (which the Company believes is a reasonable time before it begins to print and send its proxy materials). Any such stockholder proposal must comply with the requirements of Rule 14a-8, and the Company may omit any proposal from our proxy materials that does not comply with the rules of the Securities and Exchange Commission. Under Rule 14a-4(c)(1) of the Exchange Act, the proxy holders designated by an executed proxy in the form accompanying our definitive proxy statement for the 2021 Annual Meeting will have discretionary authority to vote on any stockholder proposal that is not received on or prior to April 19, 2021.

The date of the 2021 Annual Meeting also represents a delay of more than 60 days from the second Wednesday in April. Accordingly, under the Company’s By-Laws, in order for a stockholder proposal to be timely submitted for presentation at the 2021 Annual Meeting, it must be received by no later than the close of business on the later of (i) the 60th day prior to the 2021 Annual Meeting and (ii) the 10th day following the day on which public announcement of the date of the 2021 Annual Meeting is first made. The filing of this Current Report on Form 8-K constitutes the public announcement of the date of the 2021 Annual Meeting. As a result, in order to be timely received for presentation at the 2021 Annual Meeting, but not included in the Company’s proxy statement for the 2021 Annual Meeting, stockholder proposals must be received by April 23, 2021.

Any stockholder proposal must comply with the requirements set forth in the Company’s By-Laws. Stockholder proposals should be addressed and sent to Kevin R. Karas, Secretary, National Research Corporation, 1245 Q Street, Lincoln, Nebraska 68508.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	National Research Corporation press release announcing quarterly dividend.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The information contained in Item 9.01 of this report and the exhibits hereto shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RESEARCH CORPORATION
(Registrant)

Date: April 9, 2021	By:	/s/ Kevin R. Karas
Kevin R. Karas
Senior Vice President Finance, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	National Research Corporation press release announcing quarterly dividend.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).